As filed with the Securities and Exchange Commission on May 22, 2025

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 128	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 130	☒
(Check appropriate box or boxes)

ABRDN FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☒	on August 5, 2025 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 22, 2025

abrdn Funds
Prospectus
[ ], 2025

abrdn Ultra Short Municipal Income Active ETF ([ ])

Principal U.S. Listing Exchange: [The Nasdaq Stock Market® (“Nasdaq”)]

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary - abrdn Ultra Short Municipal Income Active ETF

abrdn Ultra Short Municipal Income Active ETF

Objective

The abrdn Ultra Short Municipal Income Active ETF (the “Ultra Short Municipal Income Active ETF” or the “Fund”) seeks high after-tax current income consistent with preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]	%
Distribution Fees	[None]
Other Expenses(1)	[ ]	%
Acquired Fund Fees and Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	[ ]	%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	[ ]	%

(1) Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.

(2) Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(3) abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting total annual fund operating expenses of the Fund to [ ]%, except for certain expenses as described below. This contractual limitation may not be terminated before [ ] without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee limitation until its expiration, which impacts the 1- and 3-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.

Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of two years or less and a dollar-weighted average maturity of less than 3 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities, floating- and variable-rate bonds and tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The TOB trust would sell the floater and the Fund would retain the inverse floater.

1

Summary - abrdn Ultra Short Municipal Income Active ETF

The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item for purposes of the federal alternative minimum tax.

The Fund may invest in municipal obligations of any state, city, county or other governmental entity. The Fund currently anticipates that it will have significant exposure to Pennsylvania, New York, Mississippi and Texas municipal securities.

Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decisions to purchase and sell securities for the Fund. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks

The Ultra Short Municipal Income Active ETF cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund Shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

2

Summary - abrdn Ultra Short Municipal Income Active ETF

Market Trading Risk –There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on [Nasdaq], there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

Authorized Participants Risk – The Fund has entered into Authorized Participant (AP) agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transactions Risk – Unlike certain exchange-traded funds (“ETFs”), the Fund expects to effect its redemptions partially for cash, rather than primarily for in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.

Liquidity Risk - Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on [Nasdaq], there can be no assurance that an active trading market for such shares will develop or be maintained.

Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

3

Summary - abrdn Ultra Short Municipal Income Active ETF

Performance

The bar chart and table below can help you evaluate potential risks of the Fund. It is currently contemplated that before the Fund commences operations, all of the assets of another investment company advised by abrdn Inc., abrdn Intermediate Municipal Income Fund (the "Predecessor Fund"), will be transferred to the Fund in a tax-free reorganization. It is currently contemplated that the reorganization, which does not require the approval of shareholders of the Fund or the Predecessor Fund, will occur on or around [ ], 2025. The Fund has a different investment objective and strategies as those of the Predecessor Fund.

The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the Predecessor Fund’s [Class] Shares) has varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. The table compares the Fund’s average annual total returns (represented by the performance of the Predecessor Fund’s [Class] Shares) to the returns of the Bloomberg Municipal Bond Index, a broad-based securities index, and the Bloomberg Municipal Bond: 1 Year (1-2) Index. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the Predecessor Fund’s [Class] Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.abrdn.com/usa/etf or call 844-383-7289.

The Predecessor Fund changed its investment strategy effective February 28, 2019 to adopt a target average weighted effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Predecessor Fund changed its name from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund.

Annual Total Returns – [Class] Shares

(Years Ended Dec. 31)

[Bar chart to be added by amendment]

Highest Return: [ ]% – [ ] quarter [ ]

Lowest Return:  [ ]% – [ ] quarter [ ]

After-tax returns are shown in the following table for [Class] Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2024

	1 Year		5 Years		10 Years
[Class] – Before Taxes	[ ]	%	[ ]	%	[ ]	%
[Class] – After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
[Class] – After Taxes on Distributions and Sales of Shares(1)	[ ]	%	[ ]	%	[ ]	%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Bloomberg Municipal Bond: 1 Year (1-2) Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Investment Adviser

abrdn Inc. serves as the Ultra Short Municipal Income Active ETF’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Miguel Laranjeiro	Investment Director	2025
Jonathan Mondillo	Global Head of Fixed Income	2025
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2025

Messrs. Laranjeiro and Mondillo also were the Predecessor Fund's portfolio managers since 2018.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (“ETF”). Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the [Nasdaq]. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.abrdn.com/usa/etf.

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Summary - abrdn Ultra Short Municipal Income Active ETF

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.

5

Fund Details

Additional Information about Principal Strategies

Investment Objectives. The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Split Ratings. In the event that a security receives different ratings from different NRSROs, unless specific disclosure in a Fund’s summary provides otherwise, the Adviser treats the security as being rated in the lowest rating category received from an NRSRO. To the extent that a Fund invests primarily in below investment-grade securities, this could result in such a Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.

abrdn Ultra Short Municipal Income Active ETF

The Adviser employs a top-down, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.

ESG Considerations - Fixed Income

In selecting investments for the Fund, the Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors, and Environmental, Social and Governance (“ESG”) risks. The Adviser applies ESG considerations to its assessment of all corporate, sovereign and municipal issuers; however, the materiality of ESG factors to the investment process varies across issuers and instrument types. The Adviser considers and assesses how ESG risks, alongside other financial factors, may impact the credit quality of the issuer as well as the opportunities they may create. The Adviser may avoid investing in companies where ESG factors could erode the willingness and ability of the issuer to service its debt. The Adviser considers the materiality of the inherent environmental and social risks of the sector of operation (e.g., greenhouse gas emissions, water usage, cyber security, etc.) and the timeframe over which these risks may have a financial impact. This is combined with an assessment of the robustness of a company’s corporate governance and/or project. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.

Additional Information on Engagement and Proxy Voting on ESG Issues

More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information (“SAI”).

6

Fund Details

Additional Information about Investments, Investment Techniques and Risks

The principal investments and principal risks of the Fund are disclosed in the Fund’s Summary section. The paragraphs that follow provide more information about the principal investments and techniques that the Fund may use and the related risks.

The SAI contains information about additional investments in which the Fund may invest to a lesser degree and additional risks to which the Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. The Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent the Fund from purchasing a security expected to appreciate in value.

Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller.

Authorized Participants Risk – Only an authorized participant that has entered into an agreement with a Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Fund has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund’s NAV and possibly face trading halts or delisting.

Cash Transactions Risk - Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

ESG Integration Risk – To the extent the ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/ or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable. Moreover, in a rising interest rate environment, the risk that an issuer or guarantor may default on its obligations is heightened.

7

Fund Details

The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

A fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund’s investments in lower-rated securities may involve the following specific risks:

●	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;
●	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and
●	greater risk of loss due to declining credit quality.

The Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.

Liquidity Risk - The Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If the Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on [Nasdaq], there can be no assurance that an active trading market for such shares will develop or be maintained.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, the Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;
●	production;
●	management;
●	sales; and
●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes, trade disputes, and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

8

Fund Details

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate changes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Additionally, recent heightened concerns of trade disputes could result in increased tariffs, trade restrictions or other retaliatory countermeasures. Although it is not possible to predict the impact that any sanctions, tariffs, and retaliatory actions may have on the Fund, such events could significantly harm the value of the Fund’s investments and the Fund’s performance. An investor in the Fund could lose money over short or long periods of time.

Market Trading Risk – As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of the Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, while Fund Shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund Shares will be maintained by market makers or Authorized Participants.

Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares.

Municipal Securities Risk – Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:

Municipal Bond Tax Risk – Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and the Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the net asset value of the Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of the Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk – While the Fund does not invest more than 25% of their total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

General Obligation Bonds Risks – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.

9

Fund Details

Moral Obligation Bonds Risks – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

State-Specific Risk - the Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that the Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

California State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in California municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Mississippi State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Mississippi municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Mississippi issuers to pay interest or repay principal.

New York State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Pennsylvania State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Pennsylvania municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Pennsylvania issuers to pay interest or repay principal.

Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.

Portfolio Turnover Risk – The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs for the Fund. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Temporary Defensive Positions – Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;
●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
●	prime quality commercial paper;
●	repurchase agreements covering any of the securities in which the Fund may invest directly; and
●	shares of money market funds.

The use of temporary defensive positions prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

In addition, pending investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of the 1940, as amended (the “1940 Act”).

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Fund invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Trading Risk – Although Shares are listed for trading on [Nasdaq] (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.

Valuation Risk –  The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

10

Fund Details

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Fund does not price their shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not able to purchase or sell the Fund’s shares.

Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

Yield Risk – The amount of income received by the Fund on fixed income securities will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

11

Portfolio Holdings

Portfolio Holdings Disclosure – Information about the Fund’s daily portfolio holdings is available at www.abrdn.com/usa/etf. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year (October 31) and its second fiscal quarter (April 30) in its reports to shareholders on Form N-CSR. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC as an exhibit to its reports on Form N-PORT. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

12

Fund Management

Investment Adviser

abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. abrdn Inc. also served as the investment adviser to the Predecessor Fund.

The Adviser is a wholly-owned subsidiary of abrdn Holdings Limited, which has its registered offices at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. abrdn Holdings Limited is a wholly-owned subsidiary of Aberdeen Group plc  (“Aberdeen”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Aberdeen Group plc, combined with its subsidiaries and affiliates, manages approximately $[ ] billion in assets as of [ ]. Aberdeen provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen Group plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with regards to the MOU.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund will be available in the Fund’s first Form N-CSR.

Management Fees

The Fund pays the Adviser a management fee based on its average daily net assets.

The total annual advisory fee the Fund pays the Adviser (as a percentage of its average daily net assets) is set forth in the following table. The actual management fee rate paid by the Predecessor Fund for the fiscal year ended October 31, 2024, taking into account the expense limitation that was in effect for the Predecessor Fund during the year, was 0%. The actual management fee rate paid by the Predecessor Fund for the fiscal year ended October 31, 2024, without taking into account the expense limitations that were in effect for the Predecessor Fund during the year, was [ ]%.

abrdn Ultra Short Municipal Income Active ETF
On all assets	[ ]	%

The Adviser has entered into a contractual expense limitation agreement dated [ ] with the Trust on behalf of the Fund listed in the table below through [ ]. The expense limitation excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of the Fund’s average net assets); and (iii) extraordinary expenses for the Fund. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

abrdn Ultra Short Municipal Income Active ETF	[ ]	%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreements. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the expense limitation agreements.

Portfolio Management

The Adviser generally uses a team-based approach for the management of the Fund. Information about the abrdn team members jointly and primarily responsible for the day-to-day management of the Fund is included below.

abrdn Ultra Short Municipal Income Active ETF

The Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. They are:

Portfolio Manager

Miguel Laranjeiro, Investment Director

Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment management decisions for five municipal and infrastructure debt funds, that invest in both investment grade and below investment grade. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by abrdn. Previously, Miguel worked for Thomson Reuters as an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.

13

Fund Management

Jonathan Mondillo, Global Head of Fixed Income

Jonathan Mondillo is Global Head of Fixed Income at abrdn, having previously served as Head of Municipals. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.

Awais Khan, CFA®, Head of ETF Portfolio Management and Capital Markets

Awais Khan is Head of ETF Portfolio Management and Capital Markets. He joined abrdn in July 2024 and is responsible for portfolio management, trading, and capital management of abrdn’s ETF capabilities. Awais joined abrdn from Vanguard, where he spent over 12 years of his over 14 year career on the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais has a BS and BSBA from the University of North Carolina at Charlotte and he is a member of the CFA Institute and CFA Society of Philadelphia.

* Messrs. Laranjeiro and Mondillo also were the Predecessor Fund’s portfolio managers since 2018.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares in the Fund, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated sub-adviser is hired for a Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s sub-adviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to a sub-advised Fund:

●	initial due diligence on prospective Fund sub-advisers;

●	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

●	communicating performance expectations and evaluations to the sub-advisers; and

●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize unaffiliated sub-advisers in reliance on this exemptive order for the Fund. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

14

Investing with abrdn Funds

Additional Information on Buying and Selling Shares

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Most investors will bear customary brokerage commissions and charges when buying or selling Shares. Shares trade under the trading symbols listed on the cover of this Prospectus.

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size “Creation Units” or multiples thereof. Each “creator” is an AP that has entered into an AP agreement with the Fund’s distributor.

A creation transaction, which is subject to acceptance by the distributor and the Fund, generally takes place when an AP deposits into the Fund a designated amount portfolio of cash securities and/or securities cash in exchange for a specified number of Creation Units (a “creation basket”). Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities held by the Fund and/or cash (a “redemption basket”). Creation baskets and redemption baskets may differ, and the Trust reserves the right to accept “custom baskets.”

Except when aggregated in Creation Units, Shares are not redeemable by the Fund. Only an AP may create or redeem Creation Units directly with the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form.

In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a participant in the Depository Trust Company (“DTC”) and has executed an agreement with the Fund’s distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Certain affiliates of the Fund and Adviser may purchase and resell Shares pursuant to this Prospectus.

Share Trading Prices

Transactions in a Fund’s Shares will be priced at NAV only if you purchase or redeem Shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.

Pricing of Fund Shares

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.

Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on [Nasdaq] are valued at the [Nasdaq] official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such companies. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign exchange-traded securities are valued at the last quoted sale price or the official close price, as of the close of trading on the principal exchange on which the security is traded. There may be circumstances in which those prices do not take into account events that occur after the close of the foreign markets but prior to the time the Fund calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Fund or multiple appropriate rates exist. In such circumstances, the Valuation Designee is responsible for determining fair value in accordance with the Valuation Procedures. When fair value pricing is employed, the prices of a security used by the Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Transactions in the Fund’s Shares will be priced at NAV only if you purchase or redeem Shares directly from the Fund in Creation Units. Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 844-383-7289 or visit www.abrdn.com/usa/etf.

Dividends and Distributions

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually. The Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Dividends and other distributions may be declared and paid more frequently to improve index tracking, to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or to avoid a federal excise tax imposed on regulated investment companies (“RICs”). Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

15

Investing with abrdn Funds

Distributor

[ALPS Distributors, Inc.] (the “Distributor”) serves as the distributor of Creation Unit Aggregations for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor’s principal address is [1290 Broadway, Suite 1000, Denver, Colorado 80203]. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund. The Fund’s SAI provides additional information about Section 12(d)(1) limits under the “Securities of Investment Company” and “Other Investment Companies Risk” sub-sections of the “General Information about the Fund’s Portfolio Instruments and Investment Policies” section.

16

Distributions and Taxes

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions;

●	You sell Shares; and

●	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, the Fund’s distributions income are expected to be “exempt-interest dividends” attributable to interest earned on municipal securities. Exempt-interest dividends are generally not subject to regular federal income tax but may be subject to state and local taxes. Distributions paid from other portfolio securities may be subject to federal, state and local income taxes. Distributions paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of ordinary income (including market discount as described below) and short-term capital gain will generally be taxable as ordinary income to you. Distributions will generally not be eligible for the reduced rate of taxation applicable to qualifying dividend income or for the corporate dividends-received deduction.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund is not managed to address state or local taxes. As a tax-free fund, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund.

If you borrow money to purchase Shares, the interest on the borrowed money is generally not deductible for income tax purposes.

In general, taxable distributions are subject to federal income tax for the year in which they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Shares). If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Taxable distributions from the Fund and capital gain on the sale of Shares are generally taken into account in determining a shareholder’s “net investment income” for the purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if they include such a cash payment than if the in-kind redemption process is used.

Taxable distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S., or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

17

Distributions and Taxes

Taxes When You Sell Shares

Any capital gain or loss realized upon a sale of Shares is generally treated as a long-term gain or loss if you held the Shares you sold for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of Shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An AP that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the AP in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an AP upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for APs that do not mark-to-market their holding) or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or redeemed and at what price.

18

Additional Information

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often Shares are traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarters (or the effective date of the reorganization of the Predecessor Fund into the Fund, if shorter), when available, is posted to www.abrdn.com/usa/etf.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Listing Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Advisor and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or periods ended October 31 and for the six months ended April 30, 2025. The financial highlights information in the following table for the Fund’s Shares represents the financial highlights of the Predecessor Fund’s [Class] Shares for the fiscal periods indicated. It is currently contemplated that the Predecessor Fund will be reorganized into the Fund effective on or about [ ], 2025.

Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund’s [Class] Shares (assuming reinvestment of all dividends and distributions).

Information for the past five years ended October 31, 2024 was derived from the financial statements which were audited by [ ], the independent registered public accounting firm for the Predecessor Fund and the Fund, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Form N-CSR for the period ended October 31, 2024, which is available upon request and on the Fund’s website at abrdn.com/us/literature. The information for the six months ended April 30, 2025, is unaudited.

[Financial highlights of the Predecessor Fund to be filed by amendment]

20

abrdn Funds

c/o [ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203]

The Trust’s current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. The SAI is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments will be, when available, in the Fund’s Form N-CSR and annual and semi-annual reports to shareholders. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Fund’s Form N-CSR filings, when available, you will find the Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Fund or to request the SAI, Form N-CSR, annual or semi-annual shareholder reports free of charge, please:

Call:	1-844-383-7289 Monday through Friday 8:00 a.m. – 8:00 p.m. (Eastern time)	Write:	abrdn Funds c/o [ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203]
Visit:	www.abrdn.com/usa/etf

Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

abrdn Ultra Short Municipal Income Active ETF is distributed by

[ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203]

INVESTMENT COMPANY ACT FILE NO.

811-22132

21

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 22, 2025

ABRDN FUNDS

Statement of Additional Information

[ ], 2025

abrdn Ultra Short Municipal Income Active ETF
Ticker: [ ]

Principal U.S. Listing Exchange: [The Nasdaq Stock Market® (“Nasdaq”)]

abrdn Funds (the “Trust”) is a registered open-end investment company consisting of [ ] series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (the “Fund”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Fund dated [ ], 2025, as amended.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus.

The audited financial statements with respect to the Predecessor Fund (as defined below) for the fiscal year ended October 31, 2024, and the related report of [ ], independent registered public accounting firm for the Fund, which are contained in the Predecessor Fund’s October 31, 2024 Form N-CSR, and the unaudited financial statements with respect to the Predecessor Fund for the fiscal period ended April 30, 2025 which are contained in the Predecessor Fund’s April 30, 2025 Form N-CSR, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Fund’s Prospectus or the annual report or Form N-CSR for the Predecessor Fund may be obtained, without charge, by calling 1-844-383-7289, visiting www.abrdn.com/us/literature, or writing to abrdn Funds, c/o [ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203].

General Information

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of [ ] separate series, each with its own investment objective. The Fund operates as an exchange-traded fund (“ETF”). As identified and described in more detail within the prospectus and this SAI, the Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.

It is currently contemplated that before the Fund commences operations, all assets of the Predecessor Fund will be transferred to the Fund, in a tax-free reorganization (the “Reorganization”) as shown below:

Predecessor Fund	Fund
abrdn Intermediate Municipal Income Fund	abrdn Ultra Short Municipal Income Active ETF

This SAI incorporates by reference the audited financial statements included in the Predecessor Fund’s Form N-CSR dated October 31, 2024 and the unauditied financial statements included in the Predecessor Fund’s Form N-CSR dated April 30, 2025.

In connection with the Reorganization, the Fund expects to acquire all eligible assets and liabilities of the Predecessor Fund. All historical financial information and other information contained in this SAI relating to the Fund for periods prior to the closing of the Reorganization is that of the Predecessor Fund.

The Predecessor Fund was formed to acquire the assets and liabilities of a series of the Nationwide Mutual Funds, as shown in the chart below.

Fund	Corresponding Nationwide Mutual Funds Predecessor Fund
abrdn Intermediate Municipal Income Fund	Nationwide Tax-Free Income Fund

Prior to February 28, 2022, the abrdn Intermediate Municipal Income Fund was known as the Aberdeen Tax-Free Income Fund.

The Fund is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund issues and redeems shares at net asset value (“NAV”) per share only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). The Creation Unit size for the Fund is [ ] shares per Creation Unit, respectively. The size of the Fund’s Creation Unit may change from time to time, and Creation Units are not expected to consist of less than [ ] shares. These transactions are usually made in exchange for a basket of securities included in the relevant Fund’s portfolio and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares of the Fund are listed on [Nasdaq] (the “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Exchange Listing and Trading

The Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. The Listing Exchange may remove the Fund’s shares from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund no longer complies with certain Listing Exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the exchange inadvisable. The Listing Exchange will remove the Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund’s shares will continue to be met.

As in the case of other publicly-traded securities, when you buy or sell Shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor may disseminate through the facilities of the Consolidated Tape Association, or through other widely disseminated means an “intra-day indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust and its affiliates are not responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs.

The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which share of the Fund are listed and traded on the Listing Exchange.

Additional Information on Portfolio Instruments and Investment Policies

The Fund invests in a variety of securities and employs a number of investment techniques that involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding the principal investment strategies for the Fund and information about non-principal investment strategies of the Fund.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of the Fund.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund as well as certain risks to which the Fund is subject.

Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third-party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which the Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, and the National Median Cost of Funds. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops. See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third-party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. abrdn Inc. (“abrdn Inc.” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third-party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Asset-Backed Securities. Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to the Fund. Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities. Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Borrowing. The Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. The Fund will limit borrowings to amounts not in excess of 33⅓% of the value of the Fund’s total assets less liabilities (other than borrowings), unless the Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits the Fund to treat reverse repurchase transactions either as borrowings or as “derivative transactions” subject to the risk-based limits of the rule, and does not require a Fund to maintain in a segregated account assets to meet its asset coverage requirements.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Catastrophe Bond. A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”). Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.

The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investors Service Inc. (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors.

As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.

If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each cat bond has its own triggering event(s), which is(are) spelled out in the bond’s offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.

Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and Standard & Poor’s Global Ratings (“Standard & Poor’s”). Non-investment grade bonds are also known as “high yield” or “junk” bonds. These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.

The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.As with any financial instrument, cat bonds also present risks, which include the following:

Credit Cliff: A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.

Modeling Risk: Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.

Liquidity Risk: Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public. In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds’ value to plummet, potentially making them even harder to sell.

Unregistered Investments: Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, artificial intelligence spoofing, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems. The use of cloud-based service providers could heighten or change these risks.

Cybersecurity incidents affecting the Fund’s Adviser, other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/ or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result. In addition, work-from-home arrangements by the Fund, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.

Debt Securities.

Debt Securities Generally.

The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Changing interest rate environments (whether downward or upward) impact the various sectors if the economy in different ways.

During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. The Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (“the Fed”) has sharply raised interest rates from relatively low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.

Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities. The Fund may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by Standard & Poor’s or BBB- by Fitch are considered to be investment grade. In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance. Securities within the BBB category can also experience greater market value fluctuations over time. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower Quality (High-Risk) Debt Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by Standard & Poor’s or Fitch, (ii) commercial paper rated at or below C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser. The lower the ratings of such lower-quality securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s NAV. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality (or perceived credit quality) in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by the Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration. Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Fund’s will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. Rule 18f-4 under the 1940 Act provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Distressed Securities. Distressed securities generally trade significantly below “par” or full value because investments in such securities and debt of distressed issuers or issuers in default are considered speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Exchange-Traded Funds. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad-based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales.

An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act) (a “RIC”), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund’s investments in illiquid investments to exceed the limit set forth above for the Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

The Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Fund to establish a liquidity risk management program. As required by the Liquidity Rule, the Fund have implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment”, and the Board, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Inflation/Deflation Risk. The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The Fund’s investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effort on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.

Inverse Floating Rate Instruments (“Inverse Floaters”). An Inverse Floater is a type of bond or other type of debt instrument used in finance whose coupon rate has an inverse relationship to short-term interest rates (or its reference rate). The interest rate on an Inverse Floater resets in the opposite direction from the market rate of interest to which the Inverse Floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Loans. Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions. The Fund acquires Loans from lenders such as banks (see “Bank Loans” above), insurance companies, finance companies, other investment companies, and private investment funds. The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower. The Loans also have contractual terms designed to protect Lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments. The Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders. The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale. Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial, public health, labor and other global market developments and disruptions, including those arising out of political and geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental or man-made disasters, war, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. Additionally, recent heightened concerns of trade disputes could result in increased tariffs, trade restrictions or other retaliatory countermeasures. Although it is not possible to predict the impact that any sanctions, tariffs, and retaliatory actions may have on the Fund, such events could significantly harm the value of the Fund’s investments and the Fund’s performance. An investor in the Fund could lose money over short or long periods of time.

U.S. and global markets have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to a Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and decrease the value of certain holdings. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise, could have an adverse impact on a Fund and issuers in which it invests.

Europe – Recent Events Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

For example, the uncertainties and potentially adverse events related to the United Kingdom’s exit from the European Union (“Brexit”) could increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the price of the Shares. The impact of Brexit on the Trust, the Trust’s service providers, and markets generally may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Market Price Risk. The NAV of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV, changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. The Adviser cannot predict whether the Fund’s shares will trade below, at or above its NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Authorized participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. In addition, unlike other types of ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or the extent to which the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.

Money Market Instruments and Associated Regulatory Risk. The Fund may invest up to 20% of its net assets in short term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

●	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

●	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

●	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

●	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

●	repurchase agreements;

●	bank or savings and loan obligations;

●	certificates of deposit maturing in one year or less;

●	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

●	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the credit worthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to credit worthiness of the borrower;

●	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

●	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

●	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023. These changes include, among other things: (1) substantially increasing the required minimum levels of liquid assets a fund must hold; (2) allowing a money market fund’s board or its delegate to charge liquidity fees when it determines such fee would be in the best interests of the fund; (3) removing a fund’s ability to impose a temporary suspension of redemptions (except under extraordinary circumstances as part of a liquidation); (4) substantially increasing the required minimum levels of liquid assets a fund must hold; (5) allowing certain money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment; and (6) enhancing reporting requirements for all money market funds. These changes may affect the performance, yield, and operating expenses of the Fund.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher or long-term bonds, whose prices are more sensitive to interest rates changes than are the prices of short-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. In markets environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Issuers of municipal bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflicts or unrest, labor disruption, natural disasters, or public health conditions. Such financial conditions may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal bonds of such issuers. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

The Fund may invest in certain tax-exempt municipal bonds. The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under tax-exempt derivative securities. The Fund will not independently review the bases for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax (“AMT”) that is imposed on individuals by the Internal Revenue Code of 1986 (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.

Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction. Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. The Fund may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed. In the latter case, the Fund could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction. The Fund may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available. The Fund will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration. In addition to liquidity and interest rate risk, the Fund’s investments in auction rate securities are subject to credit and market risk, as described in the Fund’s Prospectus. See “Additional Information about Investments, Investment Techniques and Risks.”

Advance Refunded Bonds (or pre-refunded bonds). Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity Risk. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Additional Risk Considerations. The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.

State-Specific Risk. The Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that the Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. The current economic environment, including prolonged inflation and rising interest rates, also may also negatively affect the economy of states in which the Fund invests.

Pennsylvania State-Specific Risk. To the extent the Fund invests a substantial amount of its assets in Pennsylvania municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Pennsylvania issuers to pay interest or repay principal. Pennsylvania’s economy and finances are especially vulnerable to changes in the performance of the service, agriculture, mining, and manufacturing sectors.

New York State-Specific Risk.  To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. New York’s economy and finances are especially vulnerable to changes in the performance of the financial services industry.

Mississippi State-Specific Risk. To the extent the Fund invests a substantial amount of its assets in Mississippi municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Mississippi issuers to pay interest or repay principal. Mississippi’s economy and finances are especially vulnerable to changes in the performance of the agriculture, manufacturing, gaming, and service industries.

Texas State-Specific Risk. To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal. Texas’ economy in especially vulnerable to changes in the economy of the oil and gas industry, chemicals production, technology and telecommunications equipment manufacturing and international trade.

Puerto Rico. The Fund may invest in the municipal securities of U.S. territories, including Puerto Rican municipal securities. To the extent that the Fund invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, natural disasters, environmental and weather events, public health emergencies, political instability, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, growing pension obligations, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

In the past several years, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges, growing debt obligations and uncertainty about its ability to make full repayment on these obligations. Puerto Rico has been in bankruptcy proceedings for approximately five years. However, in quarter one of 2022, the central government executed a debt exchange and exited bankruptcy. A debt adjustment plan was approved by Puerto Rico’s bankruptcy court in January 2022, and a debt exchange went effective in March 2022. As a result, Puerto Rico’s direct debt obligations were significantly reduced. However, the outcome of the debt restructuring and any future debt restructuring, both within and outside bankruptcy-type proceedings, is uncertain, and could adversely affect the Fund. Puerto Rican financial difficulties could potentially lead to worsening liquidity for its bonds and wider spreads and consequently may affect the Fund’s investments and its performance. The current economic environment, including prolonged inflation and rising interest rates, also may also negatively affect the economy of Puerto Rico. There can be no assurances that Puerto Rico will be able to negotiate settlements with respect to the balance of its outstanding debt. In addition, the composition of the Oversight Board has changed significantly in recent years, and there is no assurance that the board members will approve future restructuring agreements with other creditors.

No Guarantee of Active Trading Market Risk. While the Fund’s shares are listed on a national exchange, there can be no assurance that active trading markets for shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s shares.

Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Other Investment Companies Risk. Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject the Fund to the risks that apply to the other investment company, including market and selection risk, and may increase the Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.

Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.

A business development company (”BDC“), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. The Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Private Placements and Other Restricted Securities. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the SEC  pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid securities.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

Regulation of Commodity Interests. CFTC regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

The Adviser has claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 with respect to the Fund, and therefore thethe Fund and the Adviser (with respect to the Fund) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Adviser has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate the Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Secondary Trading Market Issues Risk. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the exchange’s requirements for maintaining the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that shares normally will trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the shares (including through a trading halt) may result in market prices for shares of the Fund that differ significantly from its NAV or to the intra-day value of the Fund’s holdings. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities held by the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund is listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when such exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the shares’ NAV may widen.

When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are, therefore, subject to the risk of increased volatility and price decreases associated with being sold short.

Securities Backed by Guarantees. Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund.

Securities of Investment Companies. To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of the Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, the Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions.

To the extent the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Exchange-Traded Funds” and “Other Investment Companies Risk” above.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

Structured Securities. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Temporary Defensive Positions. Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, the Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features. Should this occur, the Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

In addition, pending the investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Fannie Mae Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in the Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates.

Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.

TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued Securities and Delayed-Delivery. The Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.

During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. In accordance with current federal securities laws, rules, and staff positions, the Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When the Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).

Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security). The Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

Rule 18f-4 under the 1940 Act, which became fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions are not deemed to involve a senior security, and thus generally do not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero Coupon, Discount and Payment-In-Kind Securities. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

The table below shows the Predecessor Fund’s portfolio turnover rates for the fiscal years ended October 31, 2024 and 2023.

Fund	2024	2023
abrdn Intermediate Municipal Income Fund	71%	80%

Investment Restrictions

Fundamental Investment Restrictions:

The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

●	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

●	May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●	May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

●	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

●	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance; commercial mortgage and residential mortgage are not considered separate industries. This limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

●	May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●	May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

●	The 80% investment policy for the Fund is fundamental and may not be changed without a shareholder vote.

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, the Fund will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, the Fund may elect to consider certain of such industries as part of the same industry to be consistent with a third-party industry classification system (e.g., BICS, GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance. Further, the Fund will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.

The Following are the Non-Fundamental Operating Policies of the Fund Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, the Fund may not:

●	acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

●	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act

Sell securities short (except for the U.S. Sustainable Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The U.S. Sustainable Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

●	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin

●	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

●	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33⅓% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

●	Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or  requirement. However, should a change in NAV or other external events cause the Fund’s investments in illiquid securities  including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the  Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within  such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any  portfolio securities where the Fund would suffer a loss on the sale of such securities. The investment objective of the Fund is not fundamental and may be changed by the Board without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

●	For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Fund’s Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

●	Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Disclosure of Portfolio Holdings

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of the Fund’s portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Fund, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. In addition, the Fund currently intends to publish certain other portfolio characteristics information on the Trust’s website on a daily basis. Such information typically reflects the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

A “Business Day” is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Adviser will disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed are based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to the Fund’s portfolio holdings with no lag time is permitted to personnel of the Adviser, the Distributor and the Fund’s administrator (“Administrator”), sub-administrator, custodian and accountant and their agents, or other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s CCO may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

Board of Trustees and Officers of the Trust

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	[5 RICs consisting of 23 Portfolios]	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	[9 RICs consisting of 27 Portfolios]	None.

Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.	[6 RICs consisting of 23 Portfolios]	Director of Century Link Investment Management Company from 2006 to 2024, Director of BlackRidge Financial Inc. from 2004 to 2019.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He was a Director of abrdn Asia-Pacific Income Investment Company Limited (Canadian investment fund) from 1993 to 2024.	[1 RIC consisting of 18 Portfolios]	None.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INTERESTED TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
James O’Connor ****, † Year of Birth: 1976	Trustee since June 2024	Mr. O'Connor is Head of the Americas at abrdn. He is responsible for running abrdn's commercial activities in the Americas region and for execution of the regional corporate strategy. Prior to his current role, Mr. O'Connor held a number of positions at abrdn since joining the company in 2010. Most recently he was the Americas Chief Operating Officer and prior to that held the positions of Executive Director - Head of Institutional and Managing US Counsel. Before joining abrdn, Mr. O'Connor was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of Merrill Lynch and NYLIFE Securities. Mr. O'Connor holds a JD from Rutgers University School of Law – Camden (Summa Cum Laude) and a BA degree from Villanova University.	[2 RICs consisting of 21 Portfolios]	None.

* Each Trustee holds office for an indefinite term until his successor is elected and qualified.

** The abrdn Fund Complex consists of the Trust, which currently consists of [ ] portfolios, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly, abrdn Emerging Markets Equity Income Fund, Inc.), The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 Portfolios).

*** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.

† Mr. O’Connor is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alan Goodson ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer (Since 2022)	Currently, Executive Director and Head of Product & Client Solutions - Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Joseph Andolina ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since 2017)	Currently, Chief Risk Officer - Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.
Michael Marsico ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer and Principal Accounting Officer (Since 2023)	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Megan Kennedy ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Lucia Sitar ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since 2008)	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Ben Moser ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since 2018)	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.

Katie Gebauer ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2023)	Currently, Head of U.S. Registered Fund Compliance and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Sharon Ferrari ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since 2022)	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined the company in 2008.
Heather Hasson ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since 2022)	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Andrew Kim ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since 2022)	Currently, Senior Product Governance Manager – Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Robert Hepp ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Matt Kence** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President (Since 2022)	Currently, Investment Director for abrdn Inc.
George Westervelt** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2022)	Currently, Head of Global High Yield and Head of U.S. High Yield Research for abrdn Inc.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President (Since 2022)	Currently, Head of the Developed Markets Equities team at abrdn.

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Svitlana Gubriy** abrdn Inc. 1 George Street Edinburgh EH2 2LL Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of Indirect Real Assets at abrdn.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President (Since 2022)	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President (Since 2022)	Currently, Global Head of Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.
Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1972	Vice President (Since 2022)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Chris Colarik** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of U.S. Smaller Companies at abrdn Inc. He joined the firm in March 2023. Previously, he was a portfolio manager at Glenmede Investment Management.
Nick Robinson** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1978	Vice President (Since 2022)	Currently, Deputy Head of Global Emerging Market Equitieson the Global Emerging Markets Equity team at abrdn since 2016. Previously, Mr. Robinson was a Director and Head of Brazilian Equities of abrdn’s operations in Sao Paulo, Brazil from 2009 to 2016. Currently, Senior Investment Director on the Global Emerging Markets Equity team at abrdn since 2016. Previously, Mr. Robinson was a Director and Head of Brazilian Equities of abrdn’s operations in Sao Paulo, Brazil from 2009 to 2016.

Awais Khan abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2024)	Currently, Head of ETF Portfolio Management and Capital Markets for abrdn. Previously, he was a portfolio manager at The Vanguard Group.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2024)	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.

*Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

** Ms. Kennedy, Mr. Goodson, Mr. Andolina, Ms. Sitar, Mr. Moser, Ms. Gebauer, Ms. Ferrari, Ms. Hasson, Mr. Marsico, Mr. Kim, Mr. Hepp, Mr. Kence, Mr. Westervelt, Mr. Ritchie, Ms. Gubriy, Mr. Duitz, Mr. Kaloo, Mr. Colarik and Mr. Robinson hold officer position(s) in one or more of the following: abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Global Income Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly, abrdn Emerging Markets Equity Income Fund, Inc.), The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Fund. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. O’Connor, the perspective he brings as Head of the Americas of abrdn Inc., the parent company of the Fund’s Adviser, and the experience he has gained as a business executive and through various roles in the financial services industry; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies;  and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board is composed of four Independent Trustees and one Interested Trustee, James O’Connor. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit Committee is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Porter serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate, and recommend to the Trustees for their ratification, the selection, retention or termination of the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Trust, the Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet periodically with the Trust’s independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) review and discuss the Trust’s annual audited financial statements, (iii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent auditor, or the results of said audit(s), including matters required to be discussed by PCAOB Auditing Standard 1301, and Management’s response to such matters, (iv) to consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Management’s responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor; (d) review and discuss policies with respect to risk assessment and risk management with respect to the Fund; (e) set clear hiring policies when the Trust considers hiring employees or former employees of the independent auditor; (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; (g) review annually with management and with the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; and (h) consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Management’s responses thereto. The function of the Audit Committee is oversight; it is the responsibility of the Trust’s management and to the extent delegated to the Adviser and Administrator, such Adviser and Administrator to maintain appropriate systems for accounting and internal controls. It is the responsibility of the Trust’s independent auditor to plan and carry out a proper audit. The independent auditor is directly accountable to the Audit Committee and must report directly to the Audit Committee. Each of the members is able to understand basic financial statements, including the Fund’s balance sheet, income statement and statement of cash flows and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 3 times during the fiscal year ended October 31, 2024.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following responsibilities: (1) to select and nominate all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) to review, discuss, and make recommendations to the Board, relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund, including: (a) composition of the Board, including size, areas of expertise represented, tenure of the directors, including term limits and/or age limits, (b) committee assignments, (c) the role of the Board’s committees, including the scope of each committee’s responsibilities, and (d) the role of the Independent Directors, including periodic review of governance policies adopted by the Board; and (3) to implement (or cause to be implemented) an annual evaluation of the performance of the Board and the organization and effectiveness of its committees. The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met 2 times during the fiscal year ended October 31, 2024.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks.

Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, as applicable, and other service providers in connection with the services they provide to the Fund. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of abrdn Funds

As of December 31, 2024, the Trustees held shares of the Predecessor Fund and of the abrdn Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES
Name	Fund/Dollar Range of Predecessor Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera	None	$10,001 - $50,000
P. Gerald Malone	None	$50,001-$100,000
Rahn K. Porter	None	Over $100,000
Warren C. Smith	None	$10,001 - $50,000

INTERESTED TRUSTEE
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies *
James O’Connor	None	None

*As of December 31, 2024, the Family of Investment Companies consisted of the Trust, which contained [ ] portfolios and abrdn ETFs (consisting of 3 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies. Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2024.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2024.

INDEPENDENT TRUSTEES
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera	$112,980	None	None	$347,928
P. Gerald Malone	$133,980	None	None	$581,482
Rahn K. Porter	$134,400	None	None	$293,387
Warren C. Smith	$121,800	None	None	$131,756

INTERESTED TRUSTEE
Name	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex *
Stephen Bird**	None	None	None	None
James O'Connor***	None	None	None	None

* As of October 31, 2024, the abrdn Fund Complex consisted of the Trust, which contained [ ] portfolios, as well as abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn  Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn  Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios).

** Mr. Bird resigned from the Board effective June 30, 2024.

*** Mr. O’Connor joined the Board as a Trustee effective June 30, 2024.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Code of Ethics

Federal law requires the Trust, the Adviser and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust and the Adviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund. The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser. The Adviser has adopted proxy voting policies and procedures, which have been reviewed and approved by the Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, the Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Fund or the Adviser  will be submitted to the Board for approval or review, as the case may be. For additional information, also attached hereto in Appendix C is the Adviser’s Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser approaches environmental, social and governance issues when engaging with company management and voting proxies.

Information about how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 1-844-383-7289, (2) on the Fund’s website at www.abrdn.com/us/literature and (3) on the SEC’s website at http://www.sec.gov.

Investment Advisory and Other Services

Investment Adviser

Under the Investment Advisory Agreement with the Trust, abrdn Inc. manages the Fund in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investment of the assets of the Fund. The Adviser is a wholly-owned subsidiary of abrdn  Holdings Limited. abrdn  Holdings Limited  is a wholly-owned subsidiary of Aberdeen Group plc. Aberdeen Group plc, its affiliates and subsidiaries are referred to herein as “Aberdeen”. Aberdeen, combined with its subsidiaries and affiliates, manages approximately $[ ] billion in assets as of [ ]. Aberdeen provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen Group plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen. Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, Aberdeenpays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that Aberdeen may render similar services to others.

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by Aberdeen Group plc.

For services provided under the Investment Advisory Agreement, abrdn Inc. receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Investment Advisory Fee
abrdn Ultra Short Municipal Income Active ETF	[ ]	%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Fund, abrdn Inc. may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund. In this regard, abrdn Inc. has entered into written expense limitation agreement with the Trust on behalf of the Fund. Pursuant to the expense limitation agreement, abrdn Inc. has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of the Fund to the limits described below. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of the Fund’s average net assets); and (iii) extraordinary expenses for the Fund. Please note that the waiver of fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

abrdn Inc. may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the expense limitation agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the expense limitation agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the expense limitation agreement, reimbursement of amounts previously waived or assumed by abrdn Inc. is not permitted.

abrdn Inc. has agreed contractually to waive, through [ ], advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses of the Trust, excluding certain expenses as described above, as follows:

Name of Fund	Expense Limitation *
abrdn Utlra Short Municipal Income Active ETF	[ ]	%

* The Expense Limitation is effective as of [ ], and may not be terminated before [ ] without the approval of the Independent Trustees.

Investment Advisory Fees

The Fund has not commenced operations as of the date of this SAI. Accordingly, there is no advisory fee or subadvisory fee payment information for the Fund.

The table below shows the investment advisory fees paid by the Predecessor Fund to the Adviser and the advisory fees waived and additional fund expenses reimbursed, if any, by the Adviser for the fiscal years ended October 31, 2024, 2023 and 2022.

	Year Ended October 31, 2024			Year Ended October 31, 2023			Year Ended October 31, 2022
Fund	Fees Paid	Fees Waived/ Reimbursed	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived/ Reimbursed	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived/ Reimbursed	Recoupment of Prior Fees Waived
abrdn Intermediate Municipal Income Fund	$190,883	$198,526	$0	$198,661	$215,294	$0	$229,083	$206,321	$0

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Fund.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Because the Fund had not commenced operations as of the date of this SAI, the Fund’s portfolio managers did not own any equity securities in the Fund. Information relating to each portfolio manager’s ownership in the Predecessor Fund, as of October 31, 2024, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Miguel Laranjiero	Intermediate Municipal Income Fund	None
Jonathan Mondillo	Intermediate Municipal Income Fund	None
Awais Khan	Intermediate Municipal Income Fund	None

Distributor

[ALPS Distributors, Inc.] serves as Distributor for the Trust with respect to the Fund and its principal address is [1290 Broadway, Suite 1000, Denver, Colorado 80203]. The Distributor has entered into a Distribution Agreement with the Trust with respect to the Fund pursuant to which it will serve as distributor with respect to creation and redemption of Creation Unit Aggregations. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares will be continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Purchase and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to Authorized Participants (as defined below) purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor is not affiliated with Aberdeen Group plc, the Adviser, or any stock exchange.

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or Depositary Trust Company (“DTC”) Participants (as defined below).

Because the Fund has not commenced operations as of the date of this SAI, there is no information regarding the aggregate dollar amount of commissions received by [ALPS] for the sale of Fund shares.

Predecessor Distributor

As explained in the “General Information” section of this SAI the Fund expects to acquire the assets and liabilities of the abrdn Intermediate Municipal Income Fund through a reorganization prior to the commencement of operations. Prior to the reorganization date of [ ], the Predecessor Fund had a different distributor, Aberdeen Fund Distributors LLC (“AFD”).

Distributor Fees

The information presented below for the fiscal years ended October 31, 2024, 2023 and 2022 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Predecessor Fund, all of which was retained by AFD.

Fund	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022
abrdn Intermediate Municipal Income Fund	$8	$8	$9

AFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares). The tables below reflect contingent deferred sales charges paid to AFD on redemptions of the Predecessor Fund’s shares for the fiscal year ended October 31, 2024.

Fund	Year Ended October 31, 2024
abrdn Intermediate Municipal Income Fund	$2

The Predecessor Fund had adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Fund to compensate the Fund’s predecessor distributor for expenses associated with the distribution of certain classes of shares of the Fund. Although actual distribution expenses may be more or less, under the Plan the Predecessor Fund pays the predecessor distributor an annual fee in an amount that will not exceed the following amounts:

●	0.25% of the average daily net assets of Class A shares of the Predecessor Fund (distribution or service fees);

●	1.00% of the average daily net assets of Class C shares of the Predecessor Fund (0.25% service fee); and

●	0.50% of the average daily net assets of the Class R Shares of the Predecessor Fund (0.25% of which will be a distribution fee and 0.25% of which may be a service fee).

Distribution Plan Fees

The Fund has not commenced operations as of the date of this SAI. During the fiscal year ended October 31, 2024, AFD earned the following distribution fees under the Plan for the Predecessor Fund:

Fund	Class A	Class C	Class R
abrdn Intermediate Municipal Income Fund	$10,454	$0	$0

While the Predecessor Fund paid the Predecessor Distributor an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares, a portion of that amount was retained by the Predecessor Distributor and the remainder was paid to processing organizations. For the fiscal year ended October 31, 2024, the following expenditures were made using the 12b-1 fees received by the Predecessor Distributor with respect to the Predecessor Fund.

Fund	Advertising	Prospectus Printing & Mailing[1]	Predecessor Distributor Compensation & Costs	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
abrdn Intermediate Municipal Income Fund	$40	$0	$443	$2	$9,420

1 Printing and mailing of prospectuses to shareholders other than current Fund shareholders.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or their shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. The Advisor or its affiliates also may pay certain Intermediaries for analytical or other data relating to sales of Fund Shares. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of shares of the Fund or the amount received by a shareholder as proceeds from the sale or redemption of shares of the Fund.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your advisor, broker or other investment professional, if any, may also be significant to such advisor, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial advisor, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Please contact your advisor, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund.

Fund Administration

Under the terms of the Fund Administration Agreement, abrdn Inc. provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

Predecessor Fund Administrator

abrdn Inc. acted as the Predecessor Fund’s administrator and provided various administrative and accounting services, including daily valuation of the Predecessor Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.

The Fund has not commenced operations as of the date of this SAI. The administration fees paid by the Predecessor Fund for the three most recent fiscal years ended October 31, were as follows:

Fund	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022
abrdn Intermediate Municipal Income Fund	$35,931	$37,395	$43,122

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company (“State Street”), which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Fund. abrdn Inc. has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Fund.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Fund, Securities Finance Trust Company (“eSecLending”), acts as securities lending agent for the Fund. During the most recent fiscal year ended October 31, 2024, the services eSecLending may provide to the Predecessor Fund, pursuant to the agreement, primarily included the following:

1.	selecting borrowers from an approved list of borrowers;

2.	negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Predecessor Fund with each such borrower;

3.	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

4.	investing cash collateral received in connection with any loaned securities;

5.	arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Predecessor Fund;

6.	maintaining separate records for securities loaned;

7.	in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and

8.	terminating securities loans and arranging for the return of loaned securities to the Predecessor Fund at loan termination.

Because the Fund had not commenced operations as of October 31, 2024, the Fund did not engage in securities lending activities and, as a result, did not earn income or incur costs and expenses typically associated with such activities. The Predecessor Fund did not engage in securities lending during the fiscal year ended October 31, 2024.

Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as the Trust’s legal counsel. Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

[ ] serves as the independent registered public accounting firm for the Trust.

Brokerage Allocation

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Adviser has complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. On September 12, 2017, abrdn announced a change to the payment for research model, such that abrdn would absorb all research costs directly (i.e., pays for research from its profits and losses) to coincide with the new MiFID II legislation which went into effect on January 3, 2018. As a result, abrdn does not use soft dollars and has been paying “execution only” commission rates since the start of 2017, paying for research for equities out of its assets.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Fund’s Portfolio Instruments and Investment Policies – Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser does not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers.

The Fund has not commenced operations as of the date of this SAI. Accordingly, the Fund did not pay brokers for transactions and related commissions from which the Adviser also received research services. The Predecessor Fund did not pay brokers for transactions and related commissions from which the Adviser also received research services for the fiscal year eded October 31, 2024.

The Fund has not commenced operations as of the date of this SAI. Accordingly, the Fund did not pay any brokerage commissions. The Predecessor Fund did not pay any brokerage commissions during the fiscal years ended October 31, 2024, 2023 and 2022.

During the fiscal year ended October 31, 2024, the Predecessor Fund held no investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Purchase and Redemption of Creation Unit Aggregations

The Fund issues and redeems its Shares on a continuous basis, at NAV, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for a designated portfolio of securities or in cash for the value of such securities. The value of the Fund is determined once each business day, as described under “Valuation of Shares.” The Creation Unit size for the Fund may change. Authorized Participants (as defined below) will be notified of such change.

Purchase (Creation). The Fund issues and sells Shares only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at its NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities (as defined below) and/or cash published or transacted on a Business Day (as defined below). Custom Orders must be received by the transfer agent at such earlier time as provided in the Participant Agreement. On days when the Listing Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early). A “Business Day” with respect to the Fund is, generally, any day on which the Listing Exchange is open for business. The Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or clearing process as described below; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations in the Trust’s sole discretion (collectively, “non-standard orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement, to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.

Procedures for Purchase of Creation Unit Aggregations. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form (the “Closing Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date, unless the Fund and Authorized Participant agree to a different settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, unless the Fund and Authorized Participant agree to a different settlement date.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and Fund Deposits in the appropriate amount are deposited by 5:30 p.m. Eastern time (for Deposit Cash) or 6:00 p.m. Eastern time (for Deposit Securities) (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or Fund Deposits in the appropriate amount are not received by 5:30 p.m. Eastern time (for Deposit Cash) or 6:00 p.m. Eastern time (for Deposit Securities) (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of the Fund, including, but not limited to, if: (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. The Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Fund equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. The Trust reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Procedures for Redemption of Creation Units. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Valuation of Shares”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the Closing Time on the Order Placement Date, and the requisite number of Shares are delivered to the Custodian prior to 6:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares are not delivered by 6:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily). If the requisite number of Shares are not delivered by 6:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, and the required collateral is not posted, then the redemption order will not be deemed received as of the Order Placement Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust. In addition, if the requisite number of Shares is not delivered on the Settlement Date, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements. The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares, Deposit Securities or Cash Component and the value of the collateral.

In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day.

In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to in-kind redemptions by the Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within prescribed settlement periods.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Regular Foreign Holidays. The Fund generally intend to effect deliveries of Creation Units and portfolio securities on a basis of prescribed settlement periods. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than prescribed settlement periods in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within prescribed settlement periods in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than prescribed settlement periods for the Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Listing Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, the Fund may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. Orders to purchase Shares that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

Creation/Redemption Transaction Fee. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

Fund	Transaction Fee*		Maximum Transaction Fee**
abrdn Ultra Short Municipal Income Active ETF	$	[ ]	[ ]	%

* An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

Cash Redemptions. The Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

Additional Redemption Procedures. The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund’s Shares or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Valuation of Shares

Under normal circumstances, the NAV per share for the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that the Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

The Fund reserves the right not to determine its NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities).

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. As permitted by Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the valuation designee for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on Nasdaq are valued at the Nasdaq official closing price. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign exchange-traded securities are valued at the last quoted sale price or the official close price, as of the close of trading on the principal exchange on which the security is traded. There may be circumstances in which those prices do not take into account events that occur after the close of the foreign markets but prior to the time the Fund calculates its NAV. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Fund or multiple appropriate rates exist. In such circumstances, the valuation designee is responsible for determining fair value in accordance with the Valuation Procedures. When fair value pricing is employed, the prices of a security used by the Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Units.

Additional Information

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following [21] series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
abrdn China A Share Equity Fund	Class A, Class C, Class R, Institutional Class
abrdn Dynamic Dividend Fund	Class A, Institutional Class
abrdn EM SMA Completion Fund	Institutional Class
abrdn Emerging Markets Dividend Active ETF	N/A
abrdn Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn Emerging Markets ex-China Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn Focused Emerging Markets ex-China Active ETF	N/A
abrdn Focused Emerging Markets ex-China Fund	Class A, Institutional Class
abrdn Focused U.S. Small Cap Active ETF	N/A
abrdn Global Infrastructure Fund	Class A, Institutional Class
abrdn High Income Opportunities Fund	Class A, Institutional Class
abrdn Infrastructure Debt Fund	Class A, Institutional Service Class, Institutional Class
abrdn Intermediate Municipal Income Fund	Class A, Institutional Service Class, Institutional Class
abrdn International Small Cap Active ETF	N/A
abrdn International Small Cap Fund	Class A, Class C, Class R, Institutional Class
abrdn Real Estate Fund	Class A, Institutional Class
abrdn Short Duration High Yield Municipal Fund	Class A, Class C, Institutional Class
abrdn Ultra Short Municipal Income Active ETF	N/A
abrdn Ultra Short Municipal Income Fund	Class A, Class A1, Institutional Class
abrdn U.S. Small Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn U.S. Sustainable Leaders Fund	Class A, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. The Trust ETFs do not have share classes. Except for the Trust ETFs, shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

Role of the DTC. DTC acts as Securities Depository for the shares of the Fund which are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Additional General Tax Information

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular  U.S. federal income tax when they are paid to you. Exempt-interest dividends that are excluded from federal taxable income but may still be subject to the federal alternative minimum tax. See the discussion below under the heading “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund. Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions. Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your  U.S. federal alternative minimum tax. From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.

If the Fund enters into swap contracts, the Fund may make or receive net periodic payments. The Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received (or paid) by the Fund will generally constitute taxable ordinary income (or deductions), while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by the Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest income will not be allowed as a deduction but instead will reduce net tax-exempt income.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions[, and ordinary income from the sale of market discount bonds.] If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains

The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

Post-October Losses

In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

  Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as exempt-interest income, taxable income or capital gains, and in the case of non-U.S. shareholders, the Fund may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income, and distribution specific requirements, including:

1.	the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

2.	the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

3.	the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund Shares

Sales of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Cost Basis Reporting. The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.

This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Sale, Redemption or Exchange at a Loss Within Six Months of Purchase

Any loss incurred on the sale, redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals

For individual shareholders, dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations may be qualified dividends eligible for taxation at long-term capital gain rates if certain holding period requirements are met by the Fund and the shareholder. Because the Fund’s income is derived primarily from interest rather than dividends, distributions are generally not expected to be qualified dividends eligible for taxation at this reduced rate.

Dividends-Received Deduction for Corporations

For corporate shareholders, dividends paid by the Fund out of dividends received by the Fund from domestic (U.S.) corporations may qualify for the dividends-received deduction if certain holding period requirements are met by the Fund and the shareholder. Because the Fund’s income is derived primarily from interest rather than dividends, distributions are generally not expected to be qualified dividends eligible for taxation at this reduced rate.

Backup Withholding

By law, the Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding and certify that you are a U.S. person (including a U.S. resident alien). Any amount withheld under backup withholding is allowed as a credit against your

U.S. federal income tax liability, provided that proper information is timely provided to the IRS. The Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, but not on exempt-interest dividends and capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any taxable dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend reported by the Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. A 30% withholding tax is currently imposed on taxable dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Creation Units

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See the discussion above under the heading, “Purchase and Redemption of Creation Unit Aggregations - Acceptance of Orders of Creation Units.”

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Fund.

Major Shareholders

The Fund had not commenced operations as of [ ], 2025, and the Trust does not know of any persons who own of record or beneficially 5% or more of the outstanding shares of the Fund as of that date.

Financial Statements

[ ] is the Fund’s independent registered public accounting firm. [ ] audits the Fund’s annual financial statements. The audited financial statements and financial highlights of the Predecessor Fund for its fiscal year ended October 31, 2024, as set forth in the Predecessor Fund’s Form N-CSR, including the report of [ ], and the unaudited financial statements with respect to the Predecessor Fund for the fiscal period ended April 30, 2025 which are contained in the Predecessor Fund’s April 30, 2025 Semi-Annual Report, are incorporated by reference into this SAI. . A copy of the Form N-CSR for the Predecessor Fund may be obtained, without charge, by calling 1-844-383-7289, visiting www.abrdn.com/us/literature, or writing to abrdn Funds, c/o [ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203].

Appendix A - Portfolio Managers

DESCRIPTION OF COMPENSATION STRUCTURE

As used in this Appendix, abrdn Inc. (“Adviser”) and abrdn Investments Limited (“aIL”) (collectively referred to as “Aberdeen”).

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Abedeen Group plc shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes the “Other Accounts Managed” by each portfolio manager. “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2024)
Miguel Laranjeiro	Registered Investment Companies: [ ] accounts, $[ ] total assets
abrdn Ultra Short Municipal Income Active ETF	Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets
Other Accounts: [ ] accounts, $[ ] total assets
Jonathan Mondillo	Registered Investment Companies: [ ] accounts, $[ ] total assets
abrdn Ultra Short Municipal Income Active ETF	Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets
Other Accounts: [ ] accounts, $[ ] total assets
Awais Khan	Registered Investment Companies: [ ] accounts, $[ ] total assets
abrdn Ultra Short Municipal Income Active ETF	Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets
Other Accounts: [ ] accounts, $[ ] total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen (abrdn Inc.)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts and discretionary SMA accounts, Aberdeen will utilize a third-party service provider to deliver model portfolio recommendations and model changes to the Sponsors. Aberdeen seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, where possible, simultaneously or approximately at the same time. For certain strategies, delivery to our service provider will occur at end of day. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA. While UMA accounts are invested in the same strategies as, and may perform similarly to, SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Certain operational differences in the trade execution process and timing of cash flows for mutual funds may result in Aberdeen having already commenced trading for its discretionary client accounts before the model delivery and SMA accounts have executed Aberdeen’s recommendations. In this event, trades placed for the model delivery and SMA clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery and SMA clients receiving less favorable prices than our other discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions. These timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery and SMA clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Appendix B – Debt Ratings

Standard & Poor’s Global Ratings Debt Ratings

A. Issue Credit Ratings

A Standard & Poor’s Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1. Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s Global Ratings’ analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s Global Ratings.

AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2. Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

B. Municipal Short-Term Note Ratings

An Standard & Poor’s Global Ratings U.S. municipal note rating reflects Standard & Poor’s Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s Global Ratings’ analysis will review the following considerations:

●	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

*Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch publishes credit ratings that are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are also assigned and often include an expectation of recovery which may be notched above or below the issuer-level rating. Credit ratings are indications of the likelihood of receiving repayment in accordance with the terms of the issuance. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC – Very low margin for safety. Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a time frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – Default is a real possibility.

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix C - Proxy Voting Policies and Procedures

Aberdeen Investments U.S. Registered Advisers (the “Advisers”)

Proxy Voting Guidelines
Effective as of March 2025

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Advisers voted proxies. In addition, Rule 204-2 requires the Advisers to keep records of proxy voting and client requests for information. As of August 31, of each year, investment managers that are required to file reports under Section 13(f) are required to report their proxy voting records on Form N-PX for the twelve-month period ended June 30, with respect to certain shareholder advisory votes on executive compensation (those required by Section 14A of the Exchange Act). As registered investment advisers, the Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen Investments invests in other funds managed by Aberdeen Investments.

For cases involving potential conflicts of interest, Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of the Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored Aberdeen’s assessment and approach but remain conscious that all voting decisions, where we have been given voting authority, are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made available upon request.

In order to make proxy voting decisions, an Aberdeen Investments analyst will assess the resolutions at general meetings of companies held in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which Aberdeen have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the Aberdeen custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results and will on occasions opt to instruct a vote differently from custom recommendations if we consider this to be in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account

●	An investee company that is also a segregated client

●	An investee company where an executive director or officer of our company is also a director of that company

●	An investee company where an employee of Aberdeen is a director of that company

●	A significant distributor of our products

●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. Aberdeen Investments’ Listed Company Sustainable Investment Principles and Voting Policies are published on our website.

To the extent that an Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Adviser’s clients. Clients that have not granted Aberdeen voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen Investments’ Listed Company Sustainable Investment Principles and Voting Policies and in line with DOL guidance.

Listed Company ESG Principles & Voting Policies March 2024

Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities.

Our expectations

As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

The principles and voting policies noted herein reflect our current position. We are monitoring and contributing to the many reform agendas and consultations underway in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.

This document has received approval from the Head of Public Markets and the Chief Sustainability Officer - Investments following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

●	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

●	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

●	Actively engage with companies and assets in which we invest where we believe we can influence or gain insight.

●	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

●	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

●	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

●	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

●	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value.

Engagement with companies on ESG risks an opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

●	Important to understanding investee companies holistically.

●	Helpful when conducting comprehensive ESG analysis.

●	Useful to maintaining open dialogue and constructive relationships with companies.

●	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.

While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as shareblocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes. Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients’ interests to do so and where we take the view that to maintain full voting weight on a particular meeting or resolution may impact the final vote.

Our votes are disclosed publicly on our website one day after a general meeting has taken place.

Strategy

We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

●	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

●	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

●	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

●	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

●	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

●	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity

We believe that companies that make progress in diversity, equity and inclusion (DEI) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote DEI throughout the business and believe that setting targets is important to addressing imbalances. We recognise the necessity of adopting a regional approach to diversity, equity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases. Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity.

●	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.

●	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

●	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

●	North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

●	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

●	US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors’ Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

●	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.

●	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

●	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

●	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..

●	Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the Committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.

●	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

The committee is responsible for determining the policy and setting remuneration levels for executive and nonexecutive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance and should clearly demonstrate that outcomes have had regard to the experience of the company’s employees and wider society. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration..

●	Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re- election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

●	We will generally oppose the re-election of nonindependent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

●	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.

●	We may vote against directors who decline appropriate requests for meetings without a clear justification.

●	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

●	We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

●	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non- financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI).

Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

●	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

Risk & Audit

The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

●	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

●	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

●	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.

Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performancerelated pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably with reference to base salary. In the UK we expect variable pay to be capped with reference to base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance. We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets. We do not generally support value creation plans. We will consider supporting the use of restricted share plans in the UK which have been structured consistent with the guidelines of the Investment Association. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans. We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of postdeparture shareholding guidelines. We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction. We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting. Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue. In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration. Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

●	We consider the overall reward potential or outcome to be excessive.

●	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

●	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

●	There is no appropriate cap on variable incentive schemes.

●	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

●	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

●	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

●	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.

●	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

●	We have concerns regarding the use of discretion or the grant of exceptional awards.

●	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the preexisting strategy and be subject to shareholder approval.

●	We will vote on corporate transactions on a case by case basis.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

●	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre- emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

●	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non- pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

●	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

●	We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

Related Party Transactions

The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

●	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

●	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

●	We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights

We are strong supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders.

●	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

●	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

●	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

●	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will

●	Identify, manage and reduce their environmental impacts.

●	Understand the impact of climate change along the company value chain.

●	Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

●	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.

We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

Labour and employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards. a minimum.

In particular, companies will:

●	Take affirmative steps to ensure that they uphold decent labour standards.

●	Adopt strong health and safety policies and programmes to implement such policies.

●	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

●	Adopt policies and programmes for investing in employee training and development.

●	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.

●	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

●	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

●	Continually work to understand their actual and potential impacts on human rights.

●	Establish systems that actively ensure respect for human rights.

●	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

●	Ethics at the heart of the organisation’s governance.

●	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.

●	Respect for human rights.

●	Tax transparency.

●	Ethical training for employees.

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies Review the resolution, proponent and board statements, existing disclosures, and external research. Engage with the company, proponents, and other stakeholders as required.

Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.

Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

Monitor the outcomes of votes.

Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board’s responsibility for setting the company’s strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ‘say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.

Shareholder Proposals

The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

Climate Change

We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.

A growing number of resolutions call on companies to increase the transparency of their reporting on climaterelated lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.

We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.

We expect and encourage companies to:

●	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

●	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

●	Report in alignment with the TCFD framework.

●	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

●	Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company’s strategy and publicly stated positions.

Diversity & Inclusion

Diversity, Equity & Inclusion (DEI) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of DEI metrics and assessments of the efficacy of DEI programmes.

A racial equity audit is an independent analysis of a company’s business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external DEI programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.

We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits.

Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.

In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.

Human rights

As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.

We expect and encourage companies to:

●	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

●	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

●	Publicly disclose information about the operation of these processes and utilise the UNGPs’ Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions

Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.

Nuclear Energy

In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation’s reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)	(1) Second Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit-99.1(a) of the Registrant’s Registration Statement on Form N-14 as filed on September 18, 2024 (Accession Number 0001104659-24-100996) (the “N-14 Registration Statement No. 1”).

(a)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)	Certificate of Establishment and Designation of Additional Series and Share Classes of abrdn Funds (formerly Aberdeen Funds) establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(c)	Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(d)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(e)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(f)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(g)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(h)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(j)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(k)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A as filed on March 7, 2018 (Accession Number 0001104659-18-015555) (“Post-Effective Amendment No. 86”).

(l)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class A1 shares of the Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(m)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A as filed on October 19, 2020 (Accession No. 0001104659-20-116041)(“Post-Effective Amendment No. 101”).

(n)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed on August 24, 2021 (Accession No. 0001104659-21-108881) (“Post-Effective Amendment No. 108”).

(o)	Certificate of Name Change is incorporated by reference to Exhibit EX-99.a.1.o of Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2023 (Accession No. 0001133228-23-000869) (“Post-Effective Amendment No. 113”).

(p)	Certificate of Establishment of abrdn Funds establishing the abrdn EM Completion Fund is incorporated by reference to Exhibit EX-99.a.1.p of Post-Effective Amendment No. 113 filed on February 28, 2023.

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(a)	Amended Certificate of Trust of the Registrant is incorporated by reference to Exhibit EX-99.a.2 of Post-Effective Amendment No. 118 filed on February 29, 2024 (Accession No. 0001133228-24-001590) (“Post-Effective Amendment No. 118”).

(b)	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

(c)	(1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)	(1) Investment Advisory Agreement dated February 7, 2008 between Registrant and abrdn Inc. (formerly, Aberdeen Asset Management Inc.) (“abrdn”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Amendment, dated February 28, 2025, to the 2008 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.1.a of Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2025 (Accession Number 0001133228-25-001778) (“Post-Effective Amendment No. 126”).

(2) Subadvisory Agreement between Registrant, abrdn and abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(a)	Amended Exhibit A to the Subadvisory Agreement among Registrant, abrdn and abrdn Asia is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 113 filed on February 28, 2023.

(3) Subadvisory Agreement between Registrant, abrdn and abrdn Investments Limited (“aIL”) (formerly, Aberdeen Asset Managers Limited) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(a)	Form of Amended Exhibit A to the Subadvisory Agreement between Registrant, abrdn and aIL is incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed on August 18, 2023 (Accession No. 0001133228-23-004953) (“Post-Effective Amendment No. 116”).

(4)   Investment Advisory Agreement between Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.b of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2020 (Accession No. 0001104659-20-027092) (“Post-Effective Amendment No. 98”).

(c)	Third Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.c of Post-Effective Amendment No. 108 filed on August 24, 2021.

(d)	Fourth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.d of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A as filed on May 9, 2022 (Accession No. 0001104659-22-057621) (“Post-Effective Amendment No. 112”).

(e)	Fifth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.e of Post-Effective Amendment No. 118 filed on February 29, 2024.

(5)   Subadvisory Agreement between Registrant, abrdn and aIL with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn International Real Estate Equity Fund and abrdn Realty Income & Growth Fund (the “2018 Subadvisory Agreement”) is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amendment and Amended Exhibit A to the 2018 Subadvisory Agreement is incorporated by reference to Exhibit EX-99.6(e)(i) of the N-14 Registration Statement No. 1.

(e)	(1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 116 filed on August 18, 2023.

(2) Distribution Agreement, dated April 16, 2018, between abrdn ETFs (formerly, Aberdeen Standard Investments ETFs and ETFS Trust) (the “abrdn ETFs Registrant”) and ALPS Distributors, Inc. (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 15 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(a)	Amendment No. 5, dated February 14, 2025, to the Distribution Agreement is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 126.

(3) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(4) Form of Authorized Participant Agreement is incorporated by reference to Exhibit EX-99.e.4 of Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A as filed on April 25, 2025 (Accession Number 0001104659-25-039308)

(f)	Not Applicable.

(g)	(1) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(a)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(b)	Funds Letter and Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 112 filed on May 9, 2022.

(2) Master Custodian Agreement, dated December 29, 2020, between the abrdn ETFs Registrant and State Street Bank and Trust Company (the “ETFs Master Custodian Agreement”) is incorporated herein by reference to exhibit (g)(1) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(a)	Amendment dated January 24, 2025 to the ETFs Master Custodian Agreement between the abrdn ETFs Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.2.a of Post-Effective Amendment No. 126.

(h)	(1) Amended and Restated Fund Administration Agreement between Registrant and abrdn dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amended Exhibit B to the Fund Administration Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.13(a)(i) of the N-14 Registration Statement No. 1.

(2) Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(a)	Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)	Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(c)	Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(d)	Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(e)	Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(3) Transfer Agency and Service Agreement, dated December 29, 2020, between the abrdn ETFs Registrant and State Street Bank and Trust Company (the “ETFs Transfer Agency Agreement”) is incorporated herein by reference to exhibit (h)(6) of Post-Effective Amendment No. 30 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(a)	Amendment dated January 24, 2025 to the ETFs Transfer Agency Agreement between abrdn ETFs Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.a to Post-Effective Amendment No. 126.

(b)	.

(4) Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(a)	Funds Letter and Amended Schedule A to the Sub-Administration Agreement between abrdn and State Street Bank and Trust Company for the addition of abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(c)	Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(d)	Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 filed on September 25, 2020.

(e)	Additional Funds Letter and Amended Schedule A to the Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(5) Sub-Administration Agreement, dated December 29, 2020, between abrdn Inc. and State Street Bank and Trust Company (the “ETFs Sub-Administration Agreement”) is incorporated herein by reference to exhibit (h)(2) of Post-Effective Amendment No. 30 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(a)	Amendment dated January 24, 2025 to the ETFs Sub-Administration Agreement between abrdn Inc. and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.5.a to Post-Effective Amendment No. 126.

(6) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(a)	Twelfth Amendment and Amended Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.6.a to Post-Effective Amendment No. 126.

(7) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(8) Amended and Restated Expense Limitation Agreement (the “2017 Expense Limitation Agreement”) is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234) (“Post-Effective Amendment No. 77”).

(a)	Amended and Restated Exhibit A, dated February 28, 2025, to the 2017 Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.8.a to Post-Effective Amendment No. 126.

(9)  Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amended and Restated Schedule A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn Short Duration High Yield Municipal Fund (formerly, abrdn High Yield Managed Duration Municipal Fund), abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.9.a to Post-Effective Amendment No. 126.

(10)  Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is incorporated by reference to Exhibit EX-99.h.8 of Post-Effective Amendment No. 112 filed on May 9, 2022.

(a)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is incorporated by reference to Exhibit EX-99.h.10.a to Post-Effective Amendment No. 126.

(11) Expense Limitation Agreement between the Registrant and abrdn with respect to the Aberdeen Global High Income Fund, Aberdeen Global Equity Income Fund and Aberdeen International Sustainable Leaders Fund dated June 16, 2021 (the “2021 Expense Limitation Agreement”) is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 118 filed on February 29, 2024.

(a)	Amended and Restated Exhibit A to the 2021 Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn High Income Opportunities Fund (formerly, Aberdeen Global High Income Fund) and abrdn Focused Emerging Markets ex-China Fund (formerly, Aberdeen Global Equity Impact Fund) is incorporated by reference to Exhibit EX-99.h.11.a to Post-Effective Amendment No. 126.

(12) Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Emerging Markets Dividend Active ETF and abrdn Focused U.S. Small Cap Active ETF dated December 11, 2024 is incorporated by reference to Exhibit EX-99.h.10 of Post-Effective Amendment No. 123.

(13) Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 112 filed on May 9, 2022.

(i)	Not applicable.

(j)	Not applicable.

(k)	Not Applicable.

(l)	Initial Capital Agreement between Registrant and abrdn is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A as filed on February 5, 2008 (Accession Number 000137439-08-000064).

(m)	Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 108 filed on August 24, 2021.

(n)	Amended Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n to Post-Effective Amendment No. 126.

(o)	Reserved.

(p)	(1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 118 filed on February 29, 2024.

(2)  Code of Ethics of abrdn, aIL, abrdn Asia and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(q)	(1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, and Radhika Ajmera is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 98 filed on February 28, 2020.

(2)  Power of Attorney with respect to the Trust for Alan Goodson and Michael Marsico is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 113 filed on February 28, 2023.

(3) Power of Attorney with respect to the Trust for James O’Connor is incorporated by reference to Exhibit EX-99.q.3 of Post-Effective Amendment No. 121 filed on October 29, 2024 (Accession Number 0001104659-24-112193).

Item 29.	Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.	Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and abrdn Inc. (formerly, Aberdeen Standard Investments Inc. and Aberdeen Asset Management, Inc.) (“abrdn”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, abrdn and each of the following sub-advisers: (a) abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) and (b) abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited); (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and DST Asset Manager Solutions; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 28.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, abrdn Inc. (formerly, Aberdeen Standard Investments Inc, and prior to that, Aberdeen Asset Management Inc.) (“abrdn”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, abrdn provides investment advisory services to individual accounts. Additional information as to abrdn and the directors and officers of abrdn is included in abrdn’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of abrdn and information as to any business, profession, vocation or employment of a substantial nature engaged in by abrdn and such officers and directors during the past two years.

The Registrant’s subadviser abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (“aIL”) is a Scottish company. Additional information as to aIL and the directors and officers of aIL is included in aIL’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of aIL and information as to any business, profession, vocation or employment of a substantial nature engaged in by aIL and such officers and directors during the past two years.

The Registrant’s subadviser abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is a Singapore corporation. Additional information as to abrdn Asia and the directors and officers of abrdn Asia is included in abrdn Asia’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of abrdn Asia and information as to any business, profession, vocation or employment of a substantial nature engaged in by abrdn Asia and such officers and directors during the past two years.

Item 32.	Principal Underwriters.

(a)	Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant with respect with respect to the following series:

abrdn China A Share Equity Fund

abrdn Dynamic Dividend Fund

abrdn EM SMA Completion Fund

abrdn Emerging Markets Fund

abrdn Emerging Markets ex-China Fund

abrdn Focused Emerging Markets ex-China Fund

abrdn Global Infrastructure Fund

abrdn High Income Opportunities Fund

abrdn Infrastructure Debt Fund

abrdn Intermediate Municipal Income Fund

abrdn International Small Cap Fund

abrdn Real Estate Fund

abrdn Short Duration High Yield Municipal Fund

abrdn Ultra Short Municipal Income Fund

abrdn U.S. Small Cap Equity Fund

abrdn U.S. Sustainable Leaders Fund

ALPS Distributors, Inc. acts as the distributor for the Registrant with respect to abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF and the following investment companies as of March 31, 2025:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Premier Properties Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments Active ETF Trust

New York Life Investments ETF Trust

Opportunistic Credit Interval Fund

Pop Venture Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sphinx Opportunity Fund II

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)

The directors and executive officers of Aberdeen Fund Distributors, LLC are as follows:

Name	Position with Underwriter	Position with Registrant
Steve Dunn 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Executive Officer	None
Kendra Hettel 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Compliance Officer	None
Chad Kirschenblatt 100 Quentin Roosevelt Blvd. Suite 516 Garden City, NY 11530	Financial Operations Principal	None

To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c)	Not Applicable.

Item 33.	Location of Accounts and Records.

For all series of the Trust, all accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of DST Asset Manager Solutions, 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 with the exception of those maintained by the Registrant’s investment adviser, abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 128 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 22nd day of May, 2025.

abrdn Funds
Registrant

By:	/s/ Alan Goodson
Alan Goodson
President of abrdn Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

	Name	Title	Date

	/s/ Alan Goodson	President and Chief Executive Officer	May 22, 2025
Alan Goodson

	/s/ Michael Marsico	Treasurer, Chief Financial Officer and Principal Accounting Officer	May 22, 2025
Michael Marsico

	/s/ P. Gerald Malone(1)	Chairman of the Board	May 22, 2025
P. Gerald Malone

	/s/ Warren C. Smith(1)	Trustee	May 22, 2025
Warren C. Smith

	/s/ Rahn K. Porter(1)	Trustee	May 22, 2025
Rahn K. Porter

	/s/ James O’Connor(1)	Trustee	May 22, 2025
James O’Connor(1)

	/s/ Radhika Ajmera(1)	Trustee	May 22, 2025
Radhika Ajmera

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)	Pursuant to a power of attorney.